January 31, 2023 ManpowerGroup Fourth Quarter Results Exhibit 99.2

FORWARD-LOOKING STATEMENT This presentation contains statements, including statements regarding economic uncertainty, financial outlook, labor demand, supply-chain disruptions brought on by the Russia/Ukraine war and other geopolitical uncertainty, the Company’s strategic initiatives and technology investments, the positioning for future growth of our brands and the Company’s efforts to deliver on its ESG strategy, that are forward-looking in nature and, accordingly, are subject to risks and uncertainties regarding the Company’s expected future results. The Company’s actual results may differ materially from those described or contemplated in the forward-looking statements due to numerous factors. These factors include those found in the Company’s reports filed with the SEC, including the information under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2021, as well as the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, which information is incorporated herein by reference. The Company assumes no obligation to update or revise any forward-looking statements. We reference certain non-GAAP financial measures, which we believe provide useful information for investors. We include a reconciliation of these measures, where appropriate, to GAAP on the Investor Relations section of our website at manpowergroup.com.

Consolidated Financial Highlights Excludes the net impact of restructuring costs of $3.6M ($2.7M net of tax), final integration costs from the U.S. Experis acquisition of $2.7M ($2.0M net of tax), and other special items consisting of a loss on sale of our Hungary business of $2.0M ($2.0M net of tax) of which $0.8M is recorded in operating profit and $1.2M is recorded below operating profit in interest and other expenses, a non-cash goodwill impairment charge of $50.0M ($49.0M net of tax) and the impact of a non-cash pension settlement charge of $3.2M ($2.7M net of tax) recorded in interest and other expenses below operating profit in Q4 2022; while Q4 2021 excludes the net impact of integration and transaction costs of $12.6M ($9.7M net of tax). EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets. Reported operating profit was $101M, and operating profit margin was 2.1%. On an adjusted basis, operating profit was $158M, and adjusted operating profit margin was 3.3%. As Reported As Adjusted Q4 Financial Highlights -11% -1% CC -11% -1% CC Revenue $4.8B 100 bps 100 bps Gross Margin 18.2% -38% -27% CC -12% 0% CC EBITA $110M ($167M as adjusted) -100 bps 0 bps EBITA Margin 2.3% (3.5% as adjusted) -53% -44% CC -5% 8% CC EPS $0.95 ($2.08 as adjusted) (2) (2) (1)

As Reported As Adjusted 2022 Financial Highlights -4% 5% CC 3% OCC -4% 5% CC 3% OCC Revenue $19.8B 160 bps 160 bps Gross Margin 18.0% 2% 13% CC 4% OCC 10% 22% CC 13% OCC EBITA $619M ($698M as adjusted) 20 bps 10 bps OCC 40 bps 30 bps OCC EBITA Margin 3.1% (3.5% as adjusted) 3% 15% CC 6% OCC 18% 31% CC 23% OCC EPS $7.08 ($8.52 as adjusted) Consolidated Financial Highlights As Adjusted figures exclude impact of restructuring charges of $3.6M ($2.7M net of tax); loss on Russia disposition of $8M; the net impact of integration costs of $14.7M ($11.3M net of tax); and other special items consisting of a loss on sale of our Hungary business of $2.0M ($2.0M net of tax) of which $0.8M is recorded in operating profit and $1.2M is recorded below operating profit in interest and other expenses, a non-cash goodwill impairment charge of $50.0M ($49.0M net of tax) and the impact of a non-cash pension settlement charge of $3.2M ($2.7M net of tax) recorded in interest and other expenses below operating profit in 2022; while 2021 adjusted figures exclude the impact of restructuring costs of $5.3M ($4.0M net of tax); and the net impact of integration and transaction costs of $18.8M ($14.5M net of tax). EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets. Reported operating profit was $582M, and operating margin was 2.9%. On an adjusted basis, operating profit was $661M, and adjusted operating profit margin was 3.3%. (2) (2) (1)

EPS Bridge – Q4 vs. Guidance Midpoint (1) Amounts of goodwill impairment and other items included on Slide 3.

Experis reported flat organic CC growth as we anniversary significant growth in prior year MSP offering within Talent Solutions had a modest decline in revenues due to a reduction in low margin activity. MSP gross profit had solid growth Business Line Revenue Q4 2022(1) Business line classifications can vary by entity and are subject to change as service requirements change. Slight organic CC decrease in Manpower reflecting a more challenging environment Talent Solutions posted good growth, led by strong RPO year over year growth and increased Right Management career transition activity MANPOWER EXPERIS TALENT SOLUTIONS

Consolidated Gross Margin Change

Trend Business Line Gross Profit – Q4 2022(1) (1) Business line classifications can vary by entity and are subject to change as service requirements change. █ Manpower █ Experis █ Talent Solutions █ ManpowerGroup – Total Total Gross Profit $876M

SG&A Expense Bridge – Q4 YoY (in millions of USD) Q4 2022 special items includes restructuring costs of $3.6M, final integration costs relating to our U.S. Experis acquisition of $2.7M and a loss on sale of our Hungary business of $0.8M recorded in SG&A (an additional $1.2M charge related to cumulative currency translation account for Hungary is recorded in interest and other expenses). Of the $3.6M of restructuring costs, $1.5M is in the Americas, $0.8M is in Southern Europe, $1.0M is in Northern Europe and $0.3M is in APME. (1) (14.6% CC) (15.8% CC) (14.0% CC)

Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. Americas Segment (25% of Revenue) As Reported As Adjusted Q4 Financial Highlights -3% 0% CC -3% 0% CC Revenue $1.2B 6% 11% CC -7% -3% CC OUP $58M ($62M as adjusted) 40 bps -20 bps OUP Margin 4.9% (5.3% as adjusted) Current period excludes the impact of restructuring and final integration costs of $4.2M. Prior year period excludes the impact of integration and transaction costs of $12.6M. (1)

% of Segment Revenue Americas – Q4 Revenue Trend YoY Average Daily Revenue Trend - CC

As Reported Q4 Financial Highlights -12% -2% OCC Revenue $2.1B -10% 0% OCC OUP $106M 10 bps OUP Margin 5.0% (5.1% as adjusted) Southern Europe Segment (43% of Revenue) (1) (1) Excluding restructuring costs and loss from sale of our Hungary business, adjusted OUP Margin is 5.1%, representing an increase of 20 bps compared to the prior year period.

Southern Europe – Q4 Revenue Trend YoY % of Segment Revenue Average Daily Revenue Trend OCC CC 2% N/A N/A N/A Impact reflects underlying business performance excluding France Talent Solutions acquisition.

As Reported Q4 Financial Highlights -18% -5% CC -3% OCC Revenue $973M -45% -34% CC -31% OCC OUP $16M -80 bps OUP Margin 1.6% (1.7% as adjusted) Northern Europe Segment (20% of Revenue) (1) (1) Excluding restructuring costs in the current period, adjusted OUP Margin is 1.7%, representing a decrease of 70 bps compared to the prior year period.

Northern Europe – Q4 Revenue Trend YoY % of Segment Revenue Average Daily Revenue Trend - CC (1) (1) Impact reflects business performance after adjusting for loss of revenues due to Russia sale.

As Reported Q4 Financial Highlights -7% 8% CC Revenue $579M 9% 29% CC OUP $23M 60 bps OUP Margin 3.9% (4.0% as adjusted) APME Segment (12% of Revenue) (1) (1) Excluding restructuring costs, adjusted OUP Margin is 4.0%, representing an increase of 70 bps compared to the prior year period.

APME – Q4 Revenue Trend YoY % of Segment Revenue Average Daily Revenue Trend - CC (1)

Cash Flow Summary – Full Year

Balance Sheet Highlights Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt Net (Cash) (1) Represents adjusted balances. As disclosed in Q2 2022, long term debt temporarily increased by €400M on June 30th when we issued the €400M of Euro notes due 2027 to refinance the €400M of Euro notes scheduled to mature in September 2022. The notes due in September 2022 were subsequently repaid with cash in July 2022. As reported, Q2 2022 Total Debt was $1,423M with Net Debt of $537M while Total Debt to Total Capitalization was 37%. (1) (1)

Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €500M 1.809% Jun 2026 533 - Euro Notes - €400M 3.514% Jun 2027 424 - Revolving Credit Agreement 5.483% May 2027 - 600 Uncommitted lines and Other Various Various 30 338 Total Debt 987 938 Debt and Credit Facilities – December 31, 2022 (in millions of USD) (3) (1) (2) The $600M agreement requires that we comply with a Leverage Ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a net Debt-to-EBITDA ratio of 1.01 to 1 and a fixed charge coverage ratio of 5.66 to 1 as of December 31, 2022. (In the agreement, net debt is defined as total debt less cash in excess of $400M.) As of December 31, 2022, there were $0.4M of standby letters of credit issued under the agreement. Under the $600M agreement, we have an option to increase the total availability under the facility by an additional $300M. Represents uncommitted lines of credit & overdraft facilities, which total $368.4M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. This rate is the effective interest rate for this note, net of a favorable impact of a forward rate lock. (4) (2)

First Quarter 2023 Outlook EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets. Estimates are assuming FX rates of 1.08 for the Euro, 1.22 for the GBP and 0.0074 for JPY. Revenue Total Down 4-8% (Down 3%/Up 1% CC) Americas Down 5-9% (Down 2-6% CC) Southern Europe Down 3-7% (Down 4%/Flat CC) Northern Europe Down 6-10% (Down 2%/Up 2% CC) APME Down 3-7% (Up 3-7% CC) Gross Profit Margin 18.0 – 18.2% EBITA(1) Margin 2.7 – 2.9% Operating Profit Margin 2.5 – 2.7% Tax Rate 29.5% EPS $1.61 – $1.71 (unfavorable $0.15 currency)

Reduced direct emissions (Scope 1 & 2) by 39% – significant progress towards goal of 60% reduction by 2030. Reported to the Carbon Disclosure Project (CDP) for the 11th year, with improved A- scoring higher than industry averages. Transformed almost 200,000 lives to date through Manpower MyPath. Announced goal of reaching 50% gender diversity at global leadership level by 2025. Named one of World's Most Ethical Companies by Ethisphere for 13th year  – the only company in the industry for more than a decade. Achieved platinum, gold, and silver EcoVadis rankings in 24 countries and at global level. Planet ESG: Our Working to Change the World Plan Our ManpowerGroup Working to Change the World ESG Report charts our progress against the themes of Planet, People & Prosperity and Principles of Governance – and sets bold new targets for the future.  Highlights: People & Prosperity Principles of Governance

Although the environment softened during the fourth quarter resulting in a revenue decline of 1% in constant currency, all brands recorded gross profit growth in constant currency. Gross profit margin of 18.2%, up 100 basis points year over year, reflects improving business mix and the continuation of permanent recruitment growth. Our Diversification progress is reflected in our brand composition - Experis and Talent Solutions represented 43% of our gross profit in 2022, up from 35% in 2019. Our Digitization and Innovation progress is reflected in our industry leading progress in our technology roadmap, Manpower MyPath and Experis Academy. Key Take Aways

Appendix

Industry Vertical Composition Based on Revenues – Q4 2022 Manufacturing, 40.1%